SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  June 24, 1996


                   Transcisco Industries, Inc.
       (Exact Name of Registrant as Specified in Charter)


Delaware                       1-9051          94-2989345
(State or Other             (Commission        (IRS Employer
Jurisdiction of              File Number)      Identification
Corporation)                                   No.)


   601 California Street, Suite 1301, San Francisco, CA  94108
            (Address of Principal Executive Offices)

Registrant's telephone number, including area code 415/477-9700


(Former Name or Former Address, If Changed Since Last Report)


Item 5.  Other Events.

     The attached consent of the Company's independent auditors is hereby incorporated by reference.

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:    July 25, 1996

                                   Transcisco Industries, Inc.
                                   Registrant


                                   By:  s/ Gregory S. Saunders
                                        Gregory S. Saunders
                                        Vice President/Controller

Exhibit List

Exhibit 99.1     Consent of KPMG dated June 24, 1996.